Statement of Additional Information Supplement

December 7, 2015

The Universal Institutional Funds, Inc.

Supplement dated
December 7, 2015 to
The Universal
Institutional Funds, Inc.
Statement of
Additional Information
dated May 1, 2015

Core Plus Fixed Income Portfolio

Emerging Markets Debt Portfolio

Emerging Markets Equity Portfolio

Global Franchise Portfolio

Global Infrastructure Portfolio

Global Real Estate Portfolio

Global Strategist Portfolio

Growth Portfolio

Mid Cap Growth Portfolio

Small Company Growth Portfolio

U.S. Real Estate Portfolio

The following is hereby added as the third sentence of the section of the Statement of Additional Information entitled "Description of the Fund and its Investments and Risks—Investment Strategies and Risks—Derivatives—Forwards":

A Portfolio may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement.

The first paragraph of the section of the Statement of Additional Information entitled "Purchase of Shares" is hereby deleted and replaced with the following:

The purchase price of each Portfolio of the Fund is the NAV next determined after the order is received by the Fund or its designee. NAV for Class I and Class II shares will differ due to class specific expenses paid by each class, if any, and the 12b-1 fee charged to Class II shares. For each Portfolio of the Fund, an order received prior to the close of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. Eastern time) will be executed at the price computed on the date of receipt; and an order received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open as long as the Fund's transfer agent receives payment by check or in Federal Funds. Shares of each Portfolio may be purchased on any day the NYSE is open. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Portfolio reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Portfolio may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Portfolio's securities trade remain open.

Please retain this supplement for future reference.